UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
September 28, 2007

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 Pinelawn Road
Melville, NY 11747

(Address of principal executive offices)
(631) 962-2000

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On October 2, 2007, OSI Pharmaceuticals, Inc. (“OSI”) and AVEO Pharmaceuticals, Inc. (“AVEO”) announced that they had entered into a small molecule drug discovery and translational research collaboration. A copy of the press release, dated October 2, 2007, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On October 2, 2007, OSI will hold a webcast to discuss its collaboration with AVEO. A transcript of the conference call is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     OSI will announce during its webcast that its collaboration with AVEO was contemplated in the financial guidance that it provided on July 30, 2007 and therefore does not require OSI to change its 2007 earnings guidance as a result of this announcement.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 2, 2007.
99.2	Transcript of the webcast conference call to be held on October 2, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2007	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
Barbara A. Wood
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 2, 2007.
99.2	Transcript of the webcast conference call to be held on October 2, 2007.